Exhibit 99.1

AbbVie Inc.

  Reconciliation of Reported GAAP and Non-GAAP Results to Revised Non-GAAP Results

  (Unaudited) (In Millions, except per share data)

	Quarter Ended March 31, 2021
	Earnings		Diluted
	Pre-tax	After-tax[b]	EPS
As reported (GAAP)	$3,867	$3,553	$1.99
Specified items, as originally reported	2,141	1,715	0.96
As adjusted (non-GAAP), as originally reported	6,008	5,268	2.95
Previously specified items[a]	(110)	(109)	(0.06)
As adjusted (non-GAAP), revised	$5,898	$5,159	$2.89

	Quarter Ended June 30, 2021
	Earnings		Diluted
	Pre-tax	After-tax[b]	EPS
As reported (GAAP)	$1,163	$766	$0.42
Specified items, as originally reported	5,195	4,790	2.69
As adjusted (non-GAAP), as originally reported	6,358	5,556	3.11
Previously specified items[a]	(132)	(132)	(0.08)
As adjusted (non-GAAP), revised	$6,226	$5,424	$3.03

	Quarter Ended September 30, 2021
	Earnings		Diluted
	Pre-tax	After-tax[b]	EPS
As reported (GAAP)	$3,688	$3,179	$1.78
Specified items, as originally reported	3,128	2,774	1.55
As adjusted (non-GAAP), as originally reported	6,816	5,953	3.33
Previously specified items[a]	(902)	(896)	(0.50)
As adjusted (non-GAAP), revised	$5,914	$5,057	$2.83

	Quarter Ended December 31, 2021
	Earnings		Diluted
	Pre-tax	After-tax[b]	EPS
As reported (GAAP)	$4,271	$4,044	$2.26
Specified items, as originally reported	2,493	1,875	1.05
As adjusted (non-GAAP), as originally reported	6,764	5,919	3.31
Previously specified items[a]	(405)	(405)	(0.23)
As adjusted (non-GAAP), revised	$6,359	$5,514	$3.08

	Six Months Ended June 30, 2021
	Earnings		Diluted
	Pre-tax	After-tax[b]	EPS
As reported (GAAP)	$5,030	$4,319	$2.41
Specified items, as originally reported	7,336	6,505	3.65
As adjusted (non-GAAP), as originally reported	12,366	10,824	6.06
Previously specified items[a]	(242)	(241)	(0.14)
As adjusted (non-GAAP), revised	$12,124	$10,583	$5.92

	Nine Months Ended September 30, 2021
	Earnings		Diluted
	Pre-tax	After-tax[b]	EPS
As reported (GAAP)	$8,718	$7,498	$4.19
Specified items, as originally reported	10,464	9,279	5.20
As adjusted (non-GAAP), as originally reported	19,182	16,777	9.39
Previously specified items[a]	(1,144)	(1,137)	(0.64)
As adjusted (non-GAAP), revised	$18,038	$15,640	$8.75

	Twelve Months Ended December 31, 2021
	Earnings		Diluted
	Pre-tax	After-tax[b]	EPS
As reported (GAAP)	$12,989	$11,542	$6.45
Specified items, as originally reported	12,957	11,154	6.25
As adjusted (non-GAAP), as originally reported	25,946	22,696	12.70
Previously specified items[a]	(1,549)	(1,542)	(0.87)
As adjusted (non-GAAP), revised	$24,397	$21,154	$11.83

[a] Includes upfront and development milestone charges related to collaborations, licensing agreements, and other asset acquisitions, as well as inbound milestones.

[b] Represents net earnings attributable to AbbVie Inc.

AbbVie Inc.

Reconciliation of Reported GAAP and Non-GAAP Results to Revised Non-GAAP Results

(Unaudited) (In Millions, except per share data)

	Quarter Ended March 31, 2021
	Net revenues	Cost of products sold	SG&A	R&D	Acquired IPR&D and milestones	Other operating expense (income), net	Other expense (income), net
As reported (GAAP)[a]	$13,010	$4,213	$2,842	$1,667	$185	$-	$(395)
Specified items, as originally reported[a]	(75)	(2,128)	(99)	(162)	(185)	-	358
As adjusted (non-GAAP), as originally reported	12,935	2,085	2,743	1,505	-	-	(37)
Previously specified items[b]	75	-	-	-	185	-	-
As adjusted (non-GAAP), revised	$13,010	$2,085	$2,743	$1,505	$185	$-	$(37)

	Quarter Ended June 30, 2021
	Net revenues	Cost of products sold	SG&A	R&D	Acquired IPR&D and milestones	Other operating expense (income), net	Other expense (income), net
As reported (GAAP)[a]	$13,959	$4,523	$3,164	$1,767	$132	$(68)	$2,658
Specified items, as originally reported[a]	-	(2,044)	(211)	(184)	(132)	68	(2,692)
As adjusted (non-GAAP), as originally reported	13,959	2,479	2,953	1,583	-	-	(34)
Previously specified items[b]	-	-	-	-	132	-	-
As adjusted (non-GAAP), revised	$13,959	$2,479	$2,953	$1,583	$132	$-	$(34)

	Quarter Ended September 30, 2021
	Net revenues	Cost of products sold	SG&A	R&D	Acquired IPR&D and milestones	Other operating expense (income), net	Other expense (income), net
As reported (GAAP)[a]	$14,342	$4,390	$3,083	$1,661	$402	$500	$21
Specified items, as originally reported[a]	-	(1,977)	(122)	(29)	(402)	(500)	(98)
As adjusted (non-GAAP), as originally reported	14,342	2,413	2,961	1,632	-	-	(77)
Previously specified items[b]	-	-	-	-	402	500	-
As adjusted (non-GAAP), revised	$14,342	$2,413	$2,961	$1,632	$402	$500	$(77)

	Quarter Ended December 31, 2021
	Net revenues	Cost of products sold	SG&A	R&D	Acquired IPR&D and milestones	Other operating expense (income), net	Other expense (income), net
As reported (GAAP)[a]	$14,886	$4,320	$3,260	$1,827	$405	$-	$216
Specified items, as originally reported[a]	-	(1,872)	47	(29)	(405)	-	(234)
As adjusted (non-GAAP), as originally reported	14,886	2,448	3,307	1,798	-	-	(18)
Previously specified items[b]	-	-	-	-	405	-	-
As adjusted (non-GAAP), revised	$14,886	$2,448	$3,307	$1,798	$405	$-	$(18)

	Six Months Ended June 30, 2021
	Net revenues	Cost of products sold	SG&A	R&D	Acquired IPR&D and milestones	Other operating expense (income), net	Other expense (income), net
As reported (GAAP)[a]	$26,969	$8,736	$6,006	$3,434	$317	$(68)	$2,263
Specified items, as originally reported[a]	(75)	(4,172)	(310)	(346)	(317)	68	(2,334)
As adjusted (non-GAAP), as originally reported	26,894	4,564	5,696	3,088	-	-	(71)
Previously specified items[b]	75	-	-	-	317	-	-
As adjusted (non-GAAP), revised	$26,969	$4,564	$5,696	$3,088	$317	$-	$(71)

	Nine Months Ended September 30, 2021
	Net revenues	Cost of products sold	SG&A	R&D	Acquired IPR&D and milestones	Other operating expense (income), net	Other expense (income), net
As reported (GAAP)[a]	$41,311	$13,126	$9,089	$5,095	$719	$432	$2,284
Specified items, as originally reported[a]	(75)	(6,149)	(432)	(375)	(719)	(432)	(2,432)
As adjusted (non-GAAP), as originally reported	41,236	6,977	8,657	4,720	-	-	(148)
Previously specified items[b]	75	-	-	-	719	500	-
As adjusted (non-GAAP), revised	$41,311	$6,977	$8,657	$4,720	$719	$500	$(148)

	Twelve Months Ended December 31, 2021
	Net revenues	Cost of products sold	SG&A	R&D	Acquired IPR&D and milestones	Other operating expense (income), net	Other expense (income), net
As reported (GAAP)[a]	$56,197	$17,446	$12,349	$6,922	$1,124	$432	$2,500
Specified items, as originally reported[a]	(75)	(8,021)	(385)	(404)	(1,124)	(432)	(2,666)
As adjusted (non-GAAP), as originally reported	56,122	9,425	11,964	6,518	-	-	(166)
Previously specified items[b]	75	-	-	-	1,124	500	-
As adjusted (non-GAAP), revised	$56,197	$9,425	$11,964	$6,518	$1,124	$500	$(166)

[a] Development milestone charges related to collaborations, licensing agreements, and other asset acquisitions have been reclassified to the acquired IPR&D and milestones line beginning in the first quarter of 2022. Prior period results have been revised for comparability.

[b] Includes upfront and development milestone charges related to collaborations, licensing agreements, and other asset acquisitions, as well as inbound milestones.